Securities Act of 1933 Registration No. 333-139427

Investment Company Act of 1940 Registration No. 811-21991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
☐ Pre-Effective Amendment No. ___
☒ Post-Effective Amendment No. 71

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
☒ Amendment No. 74

Fidelity Rutland Square Trust II

(Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

With copies to:

John Hitt Secretary and Chief Legal Officer 245 Summer Street Boston, Massachusetts 02210 (Name and Address of Agent for Service)	John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

It is proposed that this filing will become effective on September 28, 2018 pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

Fund/Ticker

Strategic Advisers® Fidelity® Emerging Markets Fund/[_____]

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Prospectus

[______ __, 2018]

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Fidelity® Emerging Markets Fund

Fund Basics	Investment Details

Valuing Shares

Shareholder Information	Additional Information about the Purchase and Sale of Shares

Dividends and Capital Gain Distributions

Tax Consequences

Fund Services	Fund Management

Fund Distribution

Appendix	Financial Highlights

Additional Index Information

Fund Summary

Fund:

Strategic Advisers® Fidelity® Emerging Markets Fund

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)(a),(b)%
Distribution and/or Service (12b-1) fees	None
Other expenses(b)%
Acquired fund fees and expenses(c)%

Total annual operating expenses	%
Fee waiver and/or expense reimbursement(a)%

Total annual operating expenses after fee waiver and/or expense reimbursement	%

 (a)  Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund’s maximum aggregate annual management fee will not exceed [____]% of the fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund’s management fee in an amount equal to [____]% of the fund’s average daily net assets. This arrangement will remain in effect through [_______], and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

(b)	Based on estimated amounts for the current fiscal year.

(c)	Acquired fund fees and expenses based on estimated amounts for the current fiscal year.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$
3 years	$

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated funds but may incur transaction costs when it buys and sells other types of securities (including non-affiliated exchange traded funds) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance.

Principal Investment Strategies

•	Normally investing at least 80% of assets in securities of issuers in emerging markets (countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets and in shares of other emerging markets equity funds.

•	Normally investing primarily in equity securities.

•	Allocating investments across different emerging market countries.

•	Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).

•	Allocating assets among affiliated emerging markets funds (i.e., Fidelity® funds) and non-affiliated exchange traded funds (ETFs), and closed-end funds (underlying funds) and sub-advisers.

•	Allocating assets among underlying funds and sub-advisers to attempt to diversify its portfolio in terms of market capitalization, investment style, and geographic region.

•	Allocating assets among underlying funds using proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager’s experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

•	Allocating assets among sub-advisers considering factors including, but not limited to, a sub-adviser’s investment approach, the characteristics of a sub-adviser’s typical investment portfolio, and a sub-adviser’s performance patterns in different market environments.

Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund’s sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.

Principal Investment Risks

•	Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund’s sub-advisers might adversely affect the fund’s performance or lead to disadvantageous tax consequences.

•	Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund’s manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.

•	Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

•	Foreign and Emerging Market Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.

•	Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region.

•	Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.

•	Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

•	Investing in ETFs and Closed-End Funds. ETFs and closed-end funds may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.

•	Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Strategic Advisers (the Adviser) is the fund’s manager. [_____] have been retained to serve as sub-advisers for the fund. The Adviser may change a sub-adviser’s asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

Portfolio Manager(s)

Wilfred Chilangwa (co-manager) and Antonio Martinez (co-manager) have co-managed the fund since 2018.

Purchase and Sale of Shares

The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

Fund Basics

Investment Details

Investment Objective

Strategic Advisers® Fidelity® Emerging Markets Fund seeks capital appreciation.

Principal Investment Strategies

The fund normally invests at least 80% of its assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets and in shares of other emerging markets equity funds. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth. The fund normally invests primarily in equity securities.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund’s securities to broker-dealers or other institutions to earn income for the fund.

The fund allocates investments across different emerging market countries.

The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.

The Adviser may allocate the fund’s assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.

The Adviser allocates the fund’s assets among underlying funds and sub-advisers to attempt to diversify the fund’s portfolio in terms of market capitalization, investment style, and geographic region.

The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund’s investment objective.

When determining how to allocate the fund’s assets among underlying funds, the Adviser relies on proprietary fundamental and quantitative fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager’s experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

The fund may invest in affiliated emerging markets funds (i.e., Fidelity® funds), non-affiliated ETFs, and closed-end funds. Underlying Fidelity® funds include funds managed by Fidelity Management & Research Company (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate.

The Adviser generally identifies emerging markets funds by reference to a fund’s name, policies, or classification by a third-party ranking or ratings organization. Whether an underlying fund is an emerging markets fund is determined at the time of investment. Investments in funds whose names, policies or classifications change after purchase continue to be considered investments in emerging markets funds for purposes of the 80% policy.

The Adviser may actively adjust the allocation of the fund’s assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity’s web site at www.fidelity.com. For information on the underlying funds, see the underlying funds’ prospectuses. A copy of any underlying Fidelity® fund’s prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund’s prospectus, visit the web site of the company that manages or sponsors that underlying fund.

When determining how to allocate the fund’s assets among sub-advisers, the Adviser considers a variety of factors including, but not limited to, a sub-adviser’s investment approach, the characteristics of a sub-adviser’s typical investment portfolio, and a sub-adviser’s performance patterns in different market environments.

Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

It is not possible to predict the extent to which the fund’s assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

[The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. The fund may also enter into foreign currency forward contracts for hedging purposes.] In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

The fund’s initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund’s sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Description of Principal Security Types

In addition to investing in underlying funds, the fund may invest directly in the following principal security types:

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund’s performance. The fund’s share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund’s reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that underlying fund or issuer.

If the Adviser’s or a sub-adviser’s allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.

When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund’s performance:

Multiple Sub- Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers’ security selection processes may not complement one another. As a result, the fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund’s shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, “growth” stocks can react differently from “value” stocks, and stocks selected using quantitative or technical analysis can react differently than stocks selected using fundamental analysis. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign and Emerging Market Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, an underlying fund may invest a large portion of its assets in the securities of issuers located in a single country or a limited number of countries. If an underlying fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the underlying fund’s investment performance.

Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

Investing in ETFs and Closed-End Funds. ETFs and closed-end funds may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF’s underlying assets to its index or other benchmark).

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Shareholder Notice

The following is subject to change only upon 60 days’ prior notice to shareholders:

Strategic Advisers® Fidelity® Emerging Markets Fund normally invests at least 80% of its assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets and in shares of other emerging markets equity funds.

Country or Geographic Region

A number of factors are considered in determining whether an investment is tied economically to a particular country or region, including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund’s assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

To the extent that the fund’s assets are traded in other markets on days when the fund is not open for business, the value of the fund’s assets may be affected on those days. In addition, trading in some of the fund’s assets may not occur on days when the fund is open for business.

Shares of underlying funds (other than ETFs and closed-end funds) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds’ prospectuses and statements of additional information (SAIs). Other assets (including securities issued by ETFs and closed-end funds) are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or, in the Adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser’s opinion, a security’s value has been materially affected by events occurring before a fund’s pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term “shares” generally refers to the shares offered through this prospectus.

Shares can be purchased only through certain discretionary investment programs offered by the Adviser. If you are not currently a client of the Adviser, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. The Adviser charges fees for its discretionary investment programs. For more information on these fees, please refer to the “Buying and Selling Information” section of the SAI.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund’s NAV.

Because investments in the fund can be made only by the Adviser on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund does not place a limit on purchases or sales of fund shares by the Adviser. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day’s NAV.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day’s NAV.

See “Policies Concerning the Redemption of Fund Shares” below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

When your relationship with the Adviser is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in April and December.

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund’s distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified goal.

The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund’s assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory agreement with, a sub-adviser.

Adviser

Strategic Advisers LLC The Adviser is the fund’s manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2017, the Adviser had approximately $324.8 billion in discretionary assets under management, and approximately $2.45 trillion when combined with all of its affiliates’ assets under management.

As the manager, the Adviser has overall responsibility for directing the fund’s investments and handling its business affairs.

Sub-Adviser(s)

[____, has been retained to serve as a sub-adviser for the fund. ____ is an affiliate of Strategic Advisers. As of ____, ____ had approximately $__ billion in discretionary assets under management.] [___] provides investment advisory services for the fund.

Portfolio Manager

Strategic Advisers LLC

Wilfred Chilangwa is co-manager of the fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Chilangwa has worked as a senior fund analyst, an international strategist, and a portfolio manager.

Antonio Martinez is co-manager of the fund, which he has managed since 2018. [Martinez bio to be updated by amendment]

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month.

The fund’s management fee is calculated by adding the annual rate of [___]% of the fund’s average daily net assets throughout the month plus the total fees payable monthly to the fund’s sub-advisers, if any, based upon each sub-adviser’s respective allocated portion of the fund’s assets. Because the fund’s management fee rate may fluctuate, the fund’s management fee may be higher or lower in the future. The fund’s maximum aggregate annual management fee will not exceed [____]% of the fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of the fund’s management fee in an amount equal to [____]% of the fund’s average daily net assets through [________].

In return for the services of the fund’s sub-advisers, the Adviser will pay each of the fund’s sub-advisers the fee (as described above) payable to that sub-adviser.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund will be included in the fund’s [annual/semi-annual] report for the fiscal period ending [month] [day], [year], when available.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes the fund’s shares.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund’s assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Additional Index Information

MSCI Emerging Markets Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors in emerging markets. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver’s license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity’s control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers’ licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund’s policies and procedures for disclosing its holdings is available in its SAI and on Fidelity’s web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund’s annual and semi-annual reports also include additional information. The fund’s annual report includes a discussion of the fund’s holdings and recent market conditions and the fund’s investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1- 800- 544-3455. In addition, you may visit Fidelity’s web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund’s annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act of 1940, File Number, 811-21991

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Strategic Advisers, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2018 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9890704.100-a	[STE-PRO-XXXX	]

Fund	Ticker

Strategic Advisers® Fidelity® Emerging Markets Fund	[ ]

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

[                , 2018]

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public.

This statement of additional information (SAI) is not a prospectus. An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of the prospectus or SAI, dated [            , 2018], please call Fidelity at 1-800-544-3455 or visit Fidelity’s web site at www.fidelity.com.

[SET-PTB-XXXX]

1.9890705.100-a

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS

SPECIAL GEOGRAPHIC CONSIDERATIONS

PORTFOLIO TRANSACTIONS

VALUATION

BUYING AND SELLING INFORMATION

DISTRIBUTIONS AND TAXES

TRUSTEES AND OFFICERS

CONTROL OF INVESTMENT ADVISERS

MANAGEMENT CONTRACT

PROXY VOTING GUIDELINES

DISTRIBUTION SERVICES

TRANSFER AND SERVICE AGENT AGREEMENTS

SECURITIES LENDING

DESCRIPTION OF THE TRUST

FUND HOLDINGS INFORMATION

APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund’s investment policies and limitations.

The fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund’s fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund’s concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.

For purposes of the fund’s concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

[The acquisitions of loans and loan participations excluded from the fund’s lending limitation discussed above are only those loans and loan participations considered securities within the meaning of the 1940 Act.]

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund’s illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund’s illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See “Investment Policies and Limitations - Securities of Other Investment Companies.”)

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund’s fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For the fund’s policies and limitations on futures and options transactions, see “Investment Policies and Limitations - Futures, Options, and Swaps.”

Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.

In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund’s adviser (or a sub-adviser) may employ in pursuit of the fund’s investment objective, and a summary of related risks. The fund’s adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund’s adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Strategic Advisers® Fidelity® Emerging Markets Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Fidelity® Emerging Markets Fund’s performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.

On the following pages in this section titled “Investment Policies and Limitations,” and except as otherwise indicated, references to “a fund” or “the fund” may relate to Strategic Advisers® Fidelity® Emerging Markets Fund or an underlying fund, and references to “an adviser” or “the adviser” may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Fidelity® Emerging Markets Fund, or an adviser of an underlying fund.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The trust, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund’s operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund’s investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund’s policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Considered Emerging. For purposes of a Fidelity® fund’s 80% investment policy relating to emerging markets, emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, as of [May 31, 2018], countries in the MSCI Emerging Markets Index, Greece, Hong Kong, Israel, and Singapore are considered to be emerging.

Country or Geographic Region. Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called “creation units” by persons other than a fund, and are redeemed principally in-kind at each day’s next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund’s purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF’s operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN’s share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund’s adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund’s adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. From time to time, a fund may invest a large portion of its assets in the securities of issuers located in a single country or a limited number of countries. If a fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments), or regulatory developments in those countries may have a significant impact on the fund’s investment performance.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A “settlement hedge” or “transaction hedge” is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser’s skill in analyzing currency values. Currency management strategies may substantially change a fund’s investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency’s value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency’s appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency’s value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund’s hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a “regulated investment company” under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser’s use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund’s investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds (“underlying funds”) and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund’s performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund’s brokerage and/or other transaction costs and affect the liquidity of a fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund’s current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund’s expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund’s shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund’s Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company’s management, board of directors, and shareholders, and holders of a company’s other securities when such matters could have a significant effect on the value of the fund’s investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund’s proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser’s analysis of many economic and mathematical factors and a fund’s return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund’s ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Strategic Advisers® Fidelity® Emerging Markets Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the fund’s investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process of “marking to market” will be reflected in the daily calculation of open positions computed in a fund’s NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund’s investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund’s contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund’s other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument’s price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument’s price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument’s price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument’s price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund’s use of options on swaps will be successful in furthering its investment objective will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in “Swap Agreements.”

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund’s investments in certain hybrid and preferred securities.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund’s adviser determines the liquidity of the fund’s investments and, through reports from the fund’s adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund’s investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States one level to “AA+” from “AAA.” While Standard & Poor’s Ratings Services affirmed the United States’ short-term sovereign credit rating as “A-1+,” there is no guarantee that Standard &

Poor’s Ratings Services will not decide to lower this rating in the future. Standard & Poor’s Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor’s Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index Total ReturnSM.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer’s securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody’s Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund’s adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund’s shareholders.

Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund’s gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund’s ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund’s adviser.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund’s adviser. Such transactions may increase fluctuations in the market value of a fund’s assets and, if applicable, a fund’s yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate. Fidelity® funds for which Geode serves as sub-adviser will not lend securities to Geode or its affiliate. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund’s long-term returns on such securities will be diminished.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales. Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.

Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.

Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.

A fund may also enter into short sales against the box. Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund’s share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities (also called “structured notes”) are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates.

Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund’s performance and the fund may not achieve its investment objective.

Strategic Advisers® Fidelity® Emerging Markets Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund’s custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund’s dividend, a portion of the difference between a zero coupon bond’s purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor’s ability to sell or redeem securities, decide to suspend or limit an issuer’s ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) bankruptcy judgments may only be permitted to be paid in the local currency; (ix) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (x) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries’ economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. As the pace of economic growth in China declines and commodities continue to experience price volatility, emerging markets may face significant economic difficulties as demand for their exports weakens. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States may impose economic sanctions against emerging market companies in various sectors in which a fund may invest. These sanctions, if imposed, could have a materially adverse effect on the value of such companies’ securities, delay a fund’s ability to exercise certain rights as security holder, and/or impair a fund’s ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country’s total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. To date, interest rates in the U.S. and certain European countries are at or near historically low levels. The U.S. Federal Reserve, however, ended its quantitative easing program in 2014 and has begun, and may continue to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the global financial system may rise.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any further increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, and persistent low growth in the global economy may inhibit growth for emerging market countries.

Canada.

Political. Canada’s parliamentary system of government is, in general, stable. Quebec does have a “separatist” opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers for the province. To date, referendums on Quebec sovereignty have not been successful. If a referendum in favor of the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada’s largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (NAFTA) may make the Canadian economy and securities market more sensitive to North

American trade patterns. Any disruption in the continued operation of NAFTA, or any attempts to substantively renegotiate its terms, may have a significant and adverse impact on Canada’s economic outlook and the value of a fund’s investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest, especially as the prices for commodities, in particular oil, have fallen in recent years, adversely affecting the Canadian economy.

Furthermore, enduring volatility in the strength of the Canadian dollar may negatively impact Canada’s ability to export, which could limit Canada’s economic growth.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. The countries adopting the euro must adjust to a unified monetary system, which has resulted in the loss of exchange rate flexibility and some degree of economic sovereignty. Europe’s economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy, Spain, Portugal, and the Republic of Ireland. Member states may seek to exit the EU, encouraging further separatism as well as threatening economic stability and regulatory and business continuity, as exemplified by the United Kingdom’s 2016 vote to leave the EU. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. Over the last two decades, the EU has extended its membership and influence to the countries of eastern Europe. It has accepted several Eastern European countries as new members, and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. Also, as the EU continues to enlarge, the candidate countries’ accessions may grow more controversial. Some member states may reject the accession of certain candidate countries on concerns about the possible economic, immigration, and cultural implications that may result from such enlargement. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement, and impede both national and supranational governance.

The EU also faces a significant threat from member states seeking to leave the EU. Most recently, the United Kingdom held a popular referendum in which it voted to leave the EU. The full effect, and unforeseen collateral consequences, of the so-called “Brexit” vote remain unclear, particularly with respect to the withdrawal process and the outcome of negotiations of a new relationship between the United Kingdom and the EU. Further, the United Kingdom vote to leave the EU signals potential vulnerability of the EU and its component member states that may experience similar separatist movements in the future. The pending exit by the United Kingdom, as well as the possibility of similar initiatives in other EU member states, continue to cause significant uncertainty over the returns of investments in both the United Kingdom and other EU member states.

An increasingly assertive Russia poses its own set of risks for the EU. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors, as seen in Ukraine since 2014 and Georgia in 2008. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia’s natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, or externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings significant uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and asylum seekers, primarily from Africa and the Middle East, also poses certain risks to the EU. Ongoing conflicts around the world, particularly the civil war in Syria, and economic hardship across Africa and the developing world have produced an outflow of refugees and migrants seeking resettlement in the EU. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states’ ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

As negotiations related to the United Kingdom’s withdrawal from the EU are ongoing, there is significant economic and regulatory uncertainty that has resulted in volatile markets for the United Kingdom and broader international financial markets. While the long-term effects of the United Kingdom’s withdrawal remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the United Kingdom and the EU. The short- and long-term effect of the withdrawal and subsequent relationship re-negotiation may negatively impact a fund’s investment in the region.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer’s implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund’s investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly, and has constricted the sector’s ability to lend, thus potentially reducing future returns and constricting economic growth. Further reducing the returns to the banking sector have been the historically low interest rates in Europe prompted by the ECB’s expanded asset purchase program. However, the asset purchase program is but one of the ECB’s policy actions in response to the European sovereign debt crisis and persistent economic stagnation. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB’s benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund’s investments in the region. A group of EU countries, led by France and Germany, have been trying to enact a financial transactions tax since 2014. Although the passage of the proposal is in doubt, if enacted, the tax as proposed could have broad effects on the financial industry in Europe. Moreover, governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. For example, efforts to reduce public spending in certain countries have been met with large-scale protests. In light of such uncertainty, the risk that certain member states will abandon the euro persists, and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. However, these effects would likely have a negative impact on a fund’s investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region.

Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund’s investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund’s foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, while Denmark has pegged its currency to the euro. Faced with stronger global competition, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, face pressure as a result of high labor costs. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries’ once-vital manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation.

Many Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia’s involvement in Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund’s investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil war in Syria and economic hardship across Africa and the developing world. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan’s economic growth over the last decade. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks. For instance, Japan continues to face massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

Overseas trade is important to Japan’s economy and its economic growth is significantly driven by its exports. Meanwhile, Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan’s exports could present risks to a fund’s investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan’s economy. In addition, currency fluctuations may also significantly affect Japan’s economy, as a stronger yen would negatively impact Japan’s ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan’s major trading partners, may adversely impact Japan’s economic outlook. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan’s largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Similarly, the European debt crisis and persistent low growth in the global economy could present additional risks to a fund’s investments in Japan.

Japan’s economic recovery has been affected by economic stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan’s financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan’s economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan’s central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long term potential of this strategy remains uncertain, as the slow growth following the first of two planned increases in Japan’s consumption tax put the second round of increases in doubt.

Asia Pacific Region (ex Japan). Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. Additionally, countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Furthermore, any such growth may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly reduce demand for the natural resources many Asia Pacific economies export. Because China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and a number of Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by lack of available capital for investment resulting from the European debt crisis and persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea). Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea’s economy, as well as the region as a whole.

South Korea’s economic reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years, such continued growth may slow due, in part, to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea’s most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. In particular, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy’s long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People’s Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People’s Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China’s effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, and a decline in the real estate market, which many observers believed to be inflated. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may weaken due to the effects of weakened economic growth in those countries resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China’s attempt to assert territorial claims in the South China Sea have caused strains in China’s relationship with various regional trading partners, and could cause further disruption to regional trade. In the long term, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People’s Republic of China. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

After many years of steady growth, the growth rate of China’s economy has declined relative to prior years. Although this slowdown may have been influenced by the government’s desire to stop certain sectors from overheating, and to shift the economy from one based on low cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduced foreign investments in the country. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis and persistent low growth in the global economy, among other things. Over the long term, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country’s major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raises the fear of both accidental military conflict, and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund’s investments in the securities of Chinese issuers.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (“CIBM”) in compliance with the relevant rules established by applicable Chinese regulators. As the foreign investment on CIBM is very new and has not yet been tested on the market, it is uncertain how this program will impact economic growth within China.

Securities listed on China’s two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors. Although the Chinese government has announced plans to merge the two markets, it is uncertain whether and to what extent such a merger will take place. The existing bifurcated system raises liquidity and stability concerns. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. However, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government’s desire for the yuan’s inclusion in the basket of currencies that comprise the International Monetary Fund’s Special Drawing Rights, which will establish the currency’s status as a reserve currency.

Additionally, China’s stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement a number of policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities for compliance with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People’s Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong and there is no guarantee that additional protests will not arise in the future.

Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong’s future growth. In addition, due to Hong Kong’s heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong’s close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong’s economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. China has long deemed Taiwan a part of the “one China” and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. However, tensions have lowered, exemplified by improved relations, including the first official contacts between the governments’ leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Significantly, Taiwan and China recently entered into agreements covering banking, securities, and insurance. Closer economic links with the mainland may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan’s exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan’s exports has weakened due, in part, to declines in growth rates in China. More recently, Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan’s exports. The Taiwanese economy’s long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan’s diplomatic isolation.

India. The value of a fund’s investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. In addition, any escalation of tensions with Pakistan may have a negative impact on India’s economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund’s investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies, and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India’s competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer’s major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

Recently, the Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. However, such reformation efforts have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, but many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia’s government has taken steps in recent years to improve the country’s infrastructure and investment climate, these problems may limit the country’s ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia’s central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future.

Indonesia’s dependence on resource extraction and export leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia’s economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia’s commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia’s largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia’s economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. However, weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability may cause additional risks for investments in Thailand. The risk of political instability has proven substantial, as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. The military junta continues to retain control of the government and has not indicated a willingness to cede power, persistently delaying the return of democratic elections. Such uncertainty regarding the return of democratic governance to Thailand could jeopardize the maintenance of economic growth.

In the long term, Thailand’s economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand’s cost of labor has risen rapidly in recent years, threatening its status as a low cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand’s economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines’ growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, and the appropriation of foreign assets may present risks to a fund’s investments in the Philippines. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country’s major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund’s investments in the Philippines.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. However, in recent periods, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures.

The region’s economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. However, there can be no guarantee that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, uncertainty regarding the status of NAFTA with the United States and Canada, and any efforts to substantively renegotiate its terms, may have a significant and adverse impact on Mexico’s economic outlook and the value of a fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. Although Argentina has since settled with its bondholders, it may continue to experience constraints on its ability to issue new debt, and therefore fund its government. Further, the ruling increases the risk of default on all sovereign debt containing similar clauses.

Because of their dependence on foreign credit and loans, a number of Latin American economies may face significant economic difficulties if the U.S. Federal Reserve continues to raise interest rates, which could potentially jeopardize various countries’ ability to service debt obligations or to service such obligations in a timely manner. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

In the last several years, as significant income from oil and commodity exports boosted Russia’s economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The involvement in Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, combined with a collapse in energy and commodity prices, have had the effect of slowing the Russian economy, which has continued to experience recessionary trends. Additionally, the conflict has caused capital flight, loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that has helped stoke inflation. Further possible actions by Russia, including restricting gas exports to Ukraine and countries downstream, or provoking another military conflict elsewhere in Eastern Europe could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the

Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940 (1940 Act)) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, recent agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

The recent fall in the price of commodities has demonstrated the sensitivity of the Russian economy to such price volatility, especially in oil and gas markets. During this time, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia’s economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment, falling domestic consumption levels, and low global commodity demand. In the near term, the ongoing European sovereign debt crisis, a continued slowdown in China, and persistent low growth in the global economy may continue to result in low prices for Russian exports such as oil and gas, which could limit Russia’s economic growth. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant devaluation pressure due to the fall in commodity prices and the collapse in the value of Russian exports. In recent years, the Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. However, such reserves are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Although Russia’s foreign exchange reserves have begun to rebound in the past year, there can be no guarantee that this trend will continue or that the Russian Central Bank will not need to spend these reserves to stabilize Russia’s currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions, which in turn creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, as a result of significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble’s convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced, for example, in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups, and most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region, and caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries. Although the conflict is relatively isolated, there is a significant risk of it metastasizing as the civil war draws in more regional states and ISIS spreads an extremist ideology.

Regional instability has not been confined to Syria and Iraq, however. In Nigeria, Africa’s largest economy, radical groups have led to a disruptive insurgency in the country’s north. In addition, Africa has experienced a number of regional health crises in recent years, which has demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. The demand in global commodities continues to decrease, particularly the decline in the price of oil, causing certain countries in the region to face significant economic difficulties. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa’s second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. In April 2017, these conditions led Fitch and S&P to downgrade South African debt to “junk” status. Such downgrades in South African sovereign debt could have serious consequences on investments in South Africa.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro, rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund’s assets to a sub-adviser (see the section entitled “Management Contract”), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review Strategic Advisers’ and its affiliates’ and each sub-adviser’s performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

The Selection of Securities Brokers and Dealers

Strategic Advisers or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund’s portfolio securities transactions. In selecting securities brokers, including affiliates of Strategic Advisers, to execute the fund’s portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers’ or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with Strategic Advisers or its affiliates; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, Strategic Advisers or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Strategic Advisers or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Strategic Advisers or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Strategic Advisers or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Strategic Advisers’ or its affiliates’ own research activities in providing investment advice to the fund.

Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although Strategic Advisers or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in Strategic Advisers’ or its affiliates’ investment decision-making process (mixed-use products or services). In those circumstances, Strategic Advisers or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as “hard dollars”).

Benefit to Strategic Advisers. Strategic Advisers’ or its affiliates’ expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services Strategic Advisers or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Strategic Advisers or its affiliates or have no explicit cost associated with them. In addition, Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

Strategic Advisers’ Decision-Making Process. In connection with the allocation of fund brokerage, Strategic Advisers or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Strategic Advisers or its affiliates, viewed in terms of the particular transaction for the fund or Strategic Advisers’ or its affiliates’ overall responsibilities to that fund or other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund’s brokerage may not benefit the fund. While Strategic Advisers or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Strategic Advisers, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Strategic Advisers or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Strategic Advisers or its affiliates.

Research Contracts. Strategic Advisers or its affiliates have arrangements with certain third-party research providers and brokers through whom Strategic Advisers or its affiliates effect fund trades, whereby Strategic Advisers or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Strategic Advisers or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Strategic Advisers or its affiliates, or that may be available from another broker. Strategic Advisers or its affiliates view hard dollar payments for research products and services as likely to reduce the fund’s total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. Strategic Advisers’ or its affiliates’ determination to pay for research products and services separately is wholly voluntary on Strategic Advisers’ or its affiliates’ part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Strategic Advisers or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Strategic Advisers) who have entered into arrangements with Strategic Advisers or its affiliates under which the broker may rebate a portion of the compensation paid by a fund. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided Strategic Advisers or its affiliates determine that these affiliates’ trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds’ custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund’s investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to Strategic Advisers. Strategic Advisers has established the Strategic Advisers Fair Value Committee (the Committee) to fulfill these responsibilities. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.

Shares of underlying funds (other than ETFs and closed-end funds) held by a fund are valued at their respective NAVs. If an underlying fund’s NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity® non-money market fund, are valued as follows:

Most equity securities (including securities issued by ETFs and closed-end funds) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. Strategic Advisers engages in oversight activities with respect to the fund’s pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund’s NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

The Board of Trustees of the underlying Fidelity® funds has ultimate responsibility for pricing portfolio securities and assets held by those funds, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these responsibilities.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Committee, a security’s value has been materially affected by events occurring before a fund’s pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

Portfolio securities and assets held by an underlying Fidelity® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees of an underlying Fidelity® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund’s amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

Strategic Advisers reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

Shares of the fund are offered only to certain clients of Strategic Advisers that have granted Strategic Advisers discretionary investment authority. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 for more information.

Investors participating in a Strategic Advisers® discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund’s NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund’s policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund may invest significantly in foreign securities and/or in underlying funds that invest significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. However, a portion of the fund’s dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Short-term capital gains are taxable at ordinary income tax rates. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund’s long-term capital gain distributions, including amounts attributable to an underlying fund’s long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund’s total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund’s total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. The amount of foreign taxes paid by the fund will be reduced to the extent that the fund lends securities over the dividend record date. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Fund. The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from real estate investment trusts and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in real estate investment trusts or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in real estate investment trusts or publicly traded partnerships indirectly through a fund would not be eligible for the 20% deduction for their share of such taxable income.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund’s Board oversees asset allocation funds. Other Boards oversee Fidelity’s investment-grade bond, money market, and asset allocation funds, and Fidelity’s equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund’s activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Trustees.”

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co, Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity’s Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the

Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000- 2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and

Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

+ The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense’s Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity’s Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.

The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an “audit committee financial expert” as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund’s Treasurer, the fund’s Chief Financial Officer, the fund’s CCO, personnel responsible for the internal audit function of FMR LLC, and the fund’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund’s service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund’s financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund’s financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor’s independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund’s service providers’ internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund’s and service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund’s ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund’s or service provider’s internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process from the fund’s Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund’s Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund’s Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund’s financial statements. The committee will discuss regularly and oversee the review of the fund’s major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund’s service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund’s compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws. During the fiscal year ended May 31, 2018, the committee held [___] meetings.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund’s or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the fund’s expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended May 31, 2018, the committee held [___] meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2017.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Brian B. Hogan	Robert A. Lawrence

Strategic Advisers® Fidelity® Emerging Markets Fund	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C.Aldrich	Ralph F.Cox	Mary C. Farrell	Karen Kaplan

Strategic Advisers® Fidelity® Emerging Markets Fund	none	none	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Heidi L.Steiger

Strategic Advisers® Fidelity® Emerging Markets Fund	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2019, or calendar year ended December 31, 2017, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Peter C.Aldrich	Ralph F.Cox	Mary C.Farrell	KarenKaplan

Strategic Advisers® Fidelity® Emerging Markets Fund(2)	$	$	$	$

TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$272,500	$287,500	$257,500	$257,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L.Steiger(4)

Strategic Advisers® Fidelity® Emerging Markets Fund(2)	$

TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$47,500

(1)  Brian B. Hogan, Robert A. Lawrence, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(2)   Estimated for the fund’s first full year.

(3)  Reflects compensation received for the calendar year ended December 31, 2017, for 19 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Mary C. Farrell, $105,000; and Karen Kaplan, $210,000.

(4)  Ms. Steiger served as a Member of the Advisory Board of Fidelity Rutland Square Street Trust II from November 1, 2017 through December 6, 2017. Ms. Steiger serves as a Trustee of Fidelity Rutland Square Street Trust II effective December 7, 2017.

[As of the public offering of the fund’s shares, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class’s total outstanding shares, with respect to the fund.]

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers and FIAM. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

[[            ] is a registered investment adviser. [            ]].

[[          ] is a registered investment adviser. FMR LLC is the ultimate parent company of [          ]. Information regarding the ownership of FMR LLC is disclosed above.]

Strategic Advisers [,] [and] [            ] [,] [and] [            ] [,] [and] (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees’ fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers’ investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

The fund’s initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund’s sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Strategic Advisers has retained [            ] [,/and] [            ] to serve as [a] sub-adviser[s] for the fund. The sub-adviser[s] do[es] not sponsor the fund.

It is not possible to predict the extent to which the fund’s assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund’s assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund’s investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund’s records and the registration of the fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund’s assets in accordance with the fund’s investment objective, policies and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fees payable to the pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund’s management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee.

For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of [        ]% of the fund’s average daily net assets throughout the month plus the total fees payable monthly to the fund’s sub-advisers, if any, based upon each sub-adviser’s respective allocated portion of the fund’s assets; provided, however, that the fund’s maximum aggregate annual management fee will not exceed [        ]% of the fund’s average daily net assets.

In addition, Strategic Advisers has contractually agreed to waive a portion of the fund’s management fee in an amount equal to [        ]% of the average daily net assets of the fund until [            ]. The fee waiver will increase returns.

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund’s or, in the case of a multiple class fund, a class’s operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

[Sub-Advisers - [        ] [, and] [        ] [, and] [        ].

[Currently, [        ] has day-to-day responsibility for choosing [investments [for the fund] [and]] [certain types of investments for the fund.]]]

[Sub-Adviser - [        ]. The fund and Strategic Advisers have entered into a sub-advisory agreement with [        ] pursuant to which [____] may provide investment advisory services for the fund.

[Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays [        ] fees based on the net assets of the portion of the fund managed by [        ] pursuant to a separately negotiated investment mandate (a “Strategy”). The fees are calculated using the effective rate applicable to Aggregated Assets managed by [        ] under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by [        ] pursuant to that Strategy.]

[The following fee rate schedule[s] apply to the mandate[s] below.]

[[        ]: [    % on all assets] [;] [    % of the first $     million in assets] [;] [    % of the next $     million in assets] [;] [    % of the next $       million in assets] [;] [and] [    % on any amount in excess of $     [million/billion] in assets].]

[Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays [        ] fees based on the net assets of the portion of the fund managed by [        ] pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by [        ] under a particular Strategy based on the following rate schedule[s]:]

[[        ]: [    % on all assets] [;] [    % of the first $     million in assets] [;] [    % of the next $     million in assets] [;] [    % of the next $     million in assets] [;] [and] [    % on any amount in excess of $     [million/billion] in assets].]

[The following fee rate schedule[s] apply to the mandate[s] below.]

[[        ]: [    % on all assets] [;] [    % of the first $     million in assets] [;] [    % of the next $     million in assets] [;] [    % of the next $     million in assets] [;] [and] [    % on any amount in excess of $     [million/billion] in assets].]

Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by [        ] pursuant to that Strategy.

[Sub-Adviser - [        ]. The fund and Strategic Advisers have entered into a sub-advisory agreement with [          ] pursuant to which [            ] may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays [        ] fees based on the net assets of the portion of the fund managed by [          ] pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by [          ] under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by [          ] pursuant to that Strategy.

The following fee rate schedule[s] apply to the mandate[s] below.

[[        ]: [    % on all assets] [;] [    % of the first $     million in assets] [;] [    % of the next $     million in assets] [;] [    % of the next $    million in assets] [;] [and] [    % on any amount in excess of $     [million/billion] in assets].]

[Portfolio Manager holdings and compensation information to be filed by subsequent amendment.]

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the fund, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the fund, and, accordingly, are subject to change.)

I. General Principles

A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Strategic Advisers analyst or portfolio manager, as applicable, subject to review and approval by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR LLC.

Sub-Adviser(s):

Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund’s assets. The proxy voting policies and procedures used by a sub-adviser are described below.

To view a fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC’s web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains the fund’s portfolio and general accounting records, and administers the fund’s securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund’s average daily net assets throughout the month.

[The annual rates for pricing and bookkeeping services for the fund are [    ]% of the first $500 million of average net assets, [    ]% of average net assets between $500 million and $3.5 billion, [    ]% of average net assets between $3.5 billion and $25 billion, and [    % of average net assets in excess of $25 billion.]For administering the fund’s securities lending program, FSC is paid based on the number and duration of individual securities loans.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund’s custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended May 31, 2018, are shown in the following table:

Fees and/or compensation for securities lending activities and related services:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Administrative fees	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Strategic Advisers® Fidelity® Emerging Markets Fund(1)	$0	$0	$0	$0	$0	$0

(1)   The fund had not commenced operations as of the effective date of the document.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Strategic Advisers® Fidelity® Emerging Markets Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. Each fund’s capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder Liability” above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. [                    ], is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund’s assets and the appointment of any subcustodian banks and clearing agencies. [The Bank of New York Mellon and JPMorgan Chase Bank, each] headquartered in New York, also may serve as [a] special purpose custodian[s] of certain assets in connection with repurchase agreement transactions.

Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund’s adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. [                        ] independent registered public accounting firm, audits financial statements for the fund and provides other audit[, tax, and] related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR’s Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund’s best interests by striking an appropriate balance between providing information about the fund’s portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund’s chief compliance officer periodically.

Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of

Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund’s and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.

The fund will provide a full list of holdings, including its top mutual fund positions (if any), monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top mutual fund positions (if any) as of the end of the calendar quarter on Fidelity’s web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund’s trustees; the fund’s manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund’s auditors; the fund’s custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic

Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).

Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund’s SAI.

There can be no assurance that the fund’s policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Strategic Advisers, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2018 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Rutland Square Trust II

Post-Effective Amendment No. 71 (’33 Act)

Amendment No. 74 (’40 Act)

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)

Trust Instrument, dated March 8, 2006, is incorporated herein by reference to Exhibit (a) of the Initial Registration Statement on N-1A.

(b)

Bylaws of Fidelity Rutland Square Trust II, as amended and dated June 4, 2009, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 3.

(c)

Not applicable.

(d)

(1)	Management Contract, dated December 3, 2009, between Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 4.

(2)	Management Contract, dated March 5, 2010, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 8.

(3)	Management Contract, dated June 7, 2012, between Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment Nos. 30 & 33.

(4)	Management Contract, dated September 8, 2011, between Strategic Advisers Core Multi-Manager Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment Nos. 18 & 21.

(5)	Management Contract, dated September 8, 2010, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment Nos. 20 & 23.

(6)	Management Contract, dated March 1, 2012, between Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment Nos. 23 & 26.

(7)	Management Contract between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is to be filed by subsequent amendment.

(8)	Management Contract, dated March 5, 2010, between Strategic Advisers Growth Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 7.

(9)	Management Contract, dated September 8, 2011, between Strategic Advisers Growth Multi-Manager Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment Nos. 18 & 21.

(10)	Management Contract, dated March 5, 2010, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 8.

(11)	Management Contract, dated June 7, 2012, between Strategic Advisers Income Opportunities Fund of Funds and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 30 & 33.

(12)	Management Contract, dated March 5, 2010, between Strategic Advisers International Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 8.

(13)	Management Contract, dated March 5, 2010, between Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund) and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 8.

(14)	Management Contract, dated March 1, 2012, between Strategic Advisers International Multi-Manager Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment Nos. 23 & 26.

(15)	Management Contract, dated December 1, 2011, between Strategic Advisers Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 20 & 23.

(16)	Management Contract, dated March 5, 2010, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 8.

(17)	Management Contract, dated December 1, 2011, between Strategic Advisers Small-Mid Cap Multi-Manager Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment Nos. 20 & 23.

(18)	Management Contract, dated December 6, 2017, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment 65 & 68.

(19)	Management Contract, dated March 5, 2010, between Strategic Advisers Value Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 8.

(20)	Management Contract, dated September 8, 2011, between Strategic Advisers Value Multi-Manager Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment Nos. 18 & 21.

(21)	Sub-Advisory Agreement, dated March 12, 2013, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and AllianceBernstein L.P., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment Nos. 37 & 40.

(22)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment Nos. 46 & 49.

(23)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment Nos. 46 & 49.

(24)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and ClariVest Asset Management LLC on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 46 & 49.

(25)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment Nos. 56 & 59.

(26)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment Nos. 56 & 59.

(27)	Amended and Restated Sub-Advisory Agreement, dated March 7, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 58 & 61.

(28)	Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Loomis, Sayles & Company, L.P. on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 46 & 49.

(29)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and LSV Asset Management, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment Nos. 67 & 70.

(30)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment Nos. 46 & 49.

(31)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and OppenheimerFunds, Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment Nos. 67 & 70.

(32)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Boston Partners Global Investors, Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment Nos 68 & 71.

(33)	Amended and Restated Sub-Advisory Agreement, dated April 1, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 56 & 59.

(34)	Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 50 & 53.

(35)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Prudential Investment Management, Inc. (currently known as PGIM), on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment Nos 68 & 71.

(36)	Amended and Restated Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Pyramis Global Advisors, LLC, (currently known as FIAM LLC) on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment Nos 68 & 71.

(37)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Prudential Investment Management, Inc. (currently known as PGIM), on behalf of Strategic Advisers Core Income Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment Nos 68 & 71.

(38)	Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Pyramis Global Advisors, LLC, (currently known as FIAM LLC) on behalf of Strategic Advisers Core Income Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 67 & 70.

(39)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment Nos. 56 & 59.

(40)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 56 & 59.

(41)	Sub-Advisory Agreement, dated March 12, 2013, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and AllianceBernstein L.P., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 37 & 40.

(42)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 46 & 49.

(43)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment Nos. 46 & 49.

(44)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and ClariVest Asset Management LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment Nos. 46 & 49.

(45)	Amended and Restated Sub-Advisory Agreement, dated March 7, 2017 between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 58 & 61.

(46)	Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Loomis, Sayles & Company, L.P., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 46 & 49.

(47)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and LSV Asset Management, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment Nos. 67 & 70.

(48)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment Nos. 46 & 49.

(49)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and OppenheimerFunds, Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment Nos. 67 & 70.

(50)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Boston Partners Global Investors, Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment Nos 68 & 71.

(51)	Amended and Restated Sub-Advisory Agreement, dated April 1, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment Nos. 56 & 59.

(52)	Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment Nos. 50 & 53.

(53)	Sub-Advisory Agreement, dated September 6, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Acadian Asset Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment Nos. 33 & 36.

(54)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment Nos. 56 & 59.

(55)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIL Investment Advisors, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 56 & 59.

(56)	Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and M&G Investment Management Limited, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment Nos. 54 & 57.

(57)	Sub-Advisory Agreement, dated June 4, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Somerset Capital Management LLP, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment Nos. 50 & 53.

(58)	Sub-Advisory Agreement, dated March 7, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment Nos. 58 & 61.

(59)	Sub-Advisory Agreement, dated September 6, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Acadian Asset Management LLC, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment Nos. 33 & 36.

(60)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 56 & 59.

(61)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIL Investment Advisors, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 56 & 59.

(62)	Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and M&G Investment Management Limited, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 54 & 57.

(63)	Sub-Advisory Agreement, dated June 4, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Somerset Capital Management LLP, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 50 & 53.

(64)	Sub-Advisory Agreement, dated March 7, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment Nos. 58 & 61.

(65)	Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment Nos. 67 & 70.

(66)	Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 67 & 70.

(67)	Amended and Restated Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and ClariVest Asset Management LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment Nos. 35 & 38.

(68)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment Nos. 56 & 59.

(69)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 56 & 59.

(70)	Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Loomis Sayles & Company, L.P. on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 46 & 49.

(71)	Sub-Advisory Agreement, dated September 11, 2013, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 40 & 43.

(72)	Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 50 & 53.

(73)	Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and ClariVest Asset Management LLC, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 35 & 38.

(74)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 56 & 59.

(75)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment Nos. 56 & 59.

(76)	Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Loomis Sayles & Company, L.P. on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 46 & 49.

(77)	Sub-Advisory Agreement, dated September 11, 2013, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 40 & 43.

(78)	Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(74) of Post-Effective Amendment Nos. 50 & 53.

(79)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Income Opportunities, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment Nos. 56 & 59.

(80)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Income Opportunities Fund of Funds, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment Nos. 56 & 59.

(81)	Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Arrowstreet Capital, Limited Partnership on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment Nos. 54 & 57.

(82)	Amended and Restated Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Causeway Capital Management LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment Nos. 35 & 38.

(83)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 56 & 59.

(84)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIL Investment Advisors, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment Nos. 56 & 59.

(85)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 56 & 59.

(86)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment Nos. 67 & 70.

(87)	Sub-Advisory Agreement, dated September 5, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Thompson, Siegel & Walmsley, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment Nos. 46 & 49.

(88)	Amended and Restated Sub-Advisory Agreement, dated December 1, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and William Blair Investment Management, L.L.C., on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment Nos. 56 & 59.

(89)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment Nos. 56 & 59.

(90)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIL Investment Advisors, on behalf of Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment Nos. 56 & 59.

(91)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment Nos. 56 & 59.

(92)	Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Arrowstreet Capital, Limited Partnership, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment Nos. 54 & 57.

(93)	Amended and Restated Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Causeway Capital Management LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment Nos. 35 & 38.

(94)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment Nos. 67 & 70.

(95)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment Nos. 56 & 59.

(96)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIL Investment Advisors, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment Nos. 56 & 59.

(97)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment Nos. 56 & 59.

(98)	Sub-Advisory Agreement, dated September 5, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Thompson, Siegel & Walmsley, LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment Nos. 46 & 49.

(99)	Amended and Restated Sub-Advisory Agreement, dated December 1, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and William Blair Investment Management, L.L.C., on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(105) of Post-Effective Amendment Nos. 56 & 59.

(100)	Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Pyramis Global Advisors, LLC, (currently known as FIAM LLC), on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 30 & 33.

(101)	Amended and Restated Sub-Advisory Agreement, dated July 1, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment Nos. 54 & 57.

(102)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Arrowmark Partners, on behalf of Strategic Advisers Small-Mid Cap Fund, i is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment Nos 68 & 71.

(103)	Sub-Advisory Agreement, dated September 16, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and AllianceBernstein L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 52 & 55.

(104)	Sub-Advisory Agreement, dated September 7, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Boston Partners Global Investors, Inc. on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment Nos. 67 & 70.

(105)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Fisher Investments, Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 46 & 49.

(106)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment Nos. 56 & 59.

(107)	Sub-Advisory Agreement, dated March 3, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment Nos. 52 & 55.

(108)	Amended and Restated Sub-Advisory Agreement, dated September 8, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and LSV Asset Management, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 58 & 61.

(109)	Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Portolan Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(118) of Post-Effective Amendment Nos. 56 & 59.

(110)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment Nos 68 & 71.

(111)	Sub-Advisory Agreement, dated September 7, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Rice Hall James & Associates, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment Nos. 67 & 70.

(112)	Amended and Restated Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Systematic Financial Management, L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 33 & 36.

(113)	Amended and Restated Sub-Advisory Agreement, dated June 8, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and The Boston Company Asset Management, LLC (currently known as BNY Mellon Asset Management North America Corporation), on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment Nos. 58 & 61.

(114)	Sub-Advisory Agreement, dated June 30, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Victory Capital Management Inc. on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment Nos. 56 & 59.

(115)	Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Voya Investment Management Co. LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment Nos. 67 & 70.

(116)	Sub-Advisory Agreement, dated September 16, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and AllianceBernstein L.P., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment Nos. 52 & 55.

(117)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Arrowmark Partners, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(119) of Post-Effective Amendment Nos 68 & 71.

(118)	Sub-Advisory Agreement, dated September 7, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Boston Partners Global Investors, Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(120) of Post-Effective Amendment Nos. 67 & 70.

(119)	Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Fisher Investments, Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(99) of Post-Effective Amendment Nos. 46 & 49.

(120)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(127) of Post-Effective Amendment Nos. 56 & 59.

(121)	Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Invesco Advisers, Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 23 & 26.

(122)	Sub-Advisory Agreement, dated March 3, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment Nos. 52 & 55.

(123)	Amended and Restated Sub-Advisory Agreement, dated June 8, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and LSV Asset Management, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment Nos. 58 & 61.

(124)	Amended and Restated Sub-Advisory Agreement, dated December 16, 2015, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Neuberger Berman Management LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 54 & 57.

(125)	Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Portolan Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(134) of Post-Effective Amendment Nos. 56 & 59.

(126)	Sub-Advisory Agreement, dated September 7, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Rice Hall James & Associates, LLC on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(128) of Post-Effective Amendment Nos. 67 & 70.

(127)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(129) of Post-Effective Amendment Nos 68 & 71.

(128)	Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Systematic Financial Management, L.P., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment Nos. 22 & 25.

(129)	Amended and Restated Sub-Advisory Agreement, dated June 8, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and The Boston Company Asset Management, LLC (currently known as BNY Mellon Asset Management North America Corporation)on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(130) of Post-Effective Amendment Nos. 58 & 61.

(130)	Sub-Advisory Agreement, dated June 30, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Victory Capital Management Inc. on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(139) of Post-Effective Amendment Nos. 56 & 59.

(131)	Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Voya Investment Management Co. LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(133) of Post-Effective Amendment Nos. 67 & 70.

(132)	Sub-Advisory Agreement, dated December 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(134) of Post-Effective Amendment Nos. 67 & 70.

(133)	Sub-Advisory Agreement, dated December 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(137) of Post-Effective Amendment 65 & 68.

(134)	Sub-Advisory Agreement, dated December 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Wells Capital Management, Incorporated on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(138) of Post-Effective Amendment 65 & 68.

(135)	Sub-SubAdvisory Agreement and Schedule A, dated December 13, 2017, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(139) of Post-Effective Amendment 65 & 68.

(136)	Sub-SubAdvisory Agreement and Schedule A, dated December 13, 2017, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(140) of Post-Effective Amendment 65 & 68.

(137)	Sub-SubAdvisory Agreement and Schedule A, dated December 13, 2017, between FIAM LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(141) of Post-Effective Amendment 65 & 68.

(138)	Sub-Advisory Agreement, dated December 17, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment Nos. 35 & 38.

(139)	Amended and Restated Sub-Advisory Agreement, dated June 1, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment Nos. 44 & 47.

(140)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(142) of Post-Effective Amendment Nos. 56 & 59.

(141)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(143) of Post-Effective Amendment Nos. 56 & 59.

(142)	Sub-Advisory Agreement, dated March 7, 2017 between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(136) of Post-Effective Amendment Nos. 58 & 61.

(143)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and LSV Asset Management, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(145) of Post-Effective Amendment Nos. 67 & 70.

(144)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Boston Partners Global Investors, Inc., on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(146) of Post-Effective Amendment Nos 68 & 71.

(145)	Sub-Advisory Agreement, dated December 17, 2012, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment Nos. 35 & 38.

(146)	Amended and Restated Sub-Advisory Agreement, dated June 1, 2014, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment Nos. 44 & 47.

(147)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(149) of Post-Effective Amendment Nos. 56 & 59.

(148)	Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Geode Capital Management, LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(150) of Post-Effective Amendment Nos. 56 & 59.

(149)	Sub-Advisory Agreement, dated March 7, 2017 between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(143) of Post-Effective Amendment Nos. 58 & 61.

(150)	Amended and Restated Sub-Advisory Agreement, dated March 8, 2018, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and LSV Asset Management, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(152) of Post-Effective Amendment Nos. 67 & 70.

(151)	Amended and Restated Sub-Advisory Agreement, dated September 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and Boston Partners Global Investors, Inc., on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(153) of Post-Effective Amendment Nos 68 & 71.

(e)

(1)	General Distribution Agreement, dated December 3, 2009, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4.

(2)	General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 8.

(3)	General Distribution Agreement, dated June 7, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Core Income Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 30 & 33.

(4)	General Distribution Agreement, dated September 8, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 20 & 23.

(5)	General Distribution Agreement, dated September 8, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment Nos. 11 & 14.

(6)	General Distribution Agreement, dated March 1, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment Nos. 23 & 26.

(7)	General Distribution Agreement between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is to be filed by subsequent amendment.

(8)	General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 7.

(9)	General Distribution Agreement, dated September 8, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment Nos. 20 & 23.

(10)	General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 8.

(11)	General Distribution Agreement, dated June 7, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Income Opportunities Fund of Funds, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 30 & 33.

(12)	General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 8.

(13)	General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 8.

(14)	General Distribution Agreement, dated March 1, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment Nos. 23 & 26.

(15)	General Distribution Agreement, dated December 1, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment Nos. 22 & 25.

(16)	General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 8.

(17)	General Distribution Agreement, dated December 1, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment Nos. 22 & 25.

(18)	General Distribution Agreement, dated December 6, 2017, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment 65 & 68.

(19)	General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 8.

(20)	General Distribution Agreement, dated September 8, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment Nos. 67 & 70.

(f)

None.

(g)

(1)	Custodian Agreement dated April 12, 2007 between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, and Strategic Advisers Growth Multi-Manager Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Commonwealth Trust II’s (File No. 333-139428) Post-Effective Amendment No. 3.

(2)	Custodian Agreement dated April 12, 2007 between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Tax-Sensitive Short Duration Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (g) of Fidelity Commonwealth Trust II’s (File No. 333-139428) Post-Effective Amendment No. 1.

(h)

(1)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Core Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment Nos. 46 & 49.

(2)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment Nos. 46 & 49.

(3)	Amended and Restated Management Fee Waiver Agreement, dated August 26, 2013, between Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment Nos. 46 & 49.

(4)	Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 46 & 49.

(5)	Amended and Restated Management Fee Waiver Agreement, dated August 26, 2013, between Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment Nos. 46 & 49.

(6)	Management Fee Waiver Agreement, dated March 8, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment 65 & 68.

(7)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Growth Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment Nos. 46 & 49.

(8)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 46 & 49.

(9)	Amended and Restated Management Fee Waiver Agreement, dated August 26, 2013, between Strategic Advisers Income Opportunities Fund of Funds and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment Nos. 46 & 49.

(10)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment Nos. 46 & 49.

(11)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund) and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 46 & 49.

(12)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment Nos. 46 & 49.

(13)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment Nos. 46 & 49.

(14)	Management Fee Waiver Agreement, dated December 6, 2017, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment Nos. 63 & 66.

(15)	Management Fee Waiver Agreement, dated March 8, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment Nos. 67 & 70.

(16)	Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Value Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment Nos. 46 & 49.

(i)

Not applicable.

(j)

Not applicable.

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)	Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 4.

(2)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 8.

(3)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment Nos. 30 & 33.

(4)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment Nos. 40 & 43.

(5)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 40 & 43.

(6)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment Nos. 18 & 21.

(7)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment Nos. 40 & 43.

(8)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 40 & 43.

(9)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment Nos. 11 & 14.

(10)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund of Funds is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 23 & 26.

(11)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund of Funds: Class L is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment Nos. 40 & 43.

(12)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund of Funds: Class N is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment Nos. 40 & 43.

(13)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment Nos. 67 & 70.

(14)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 6.

(15)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 18 & 21.

(16)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment Nos. 40 & 43.

(17)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment Nos. 40 & 43.

(18)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 8.

(19)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund of Funds is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 30 & 33.

(20)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund of Funds: Class L is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment Nos. 40 & 43.

(21)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund of Funds: Class N is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment Nos. 40 & 43.

(22)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 8.

(23)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 8.

(24)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment Nos. 23 & 26.

(25)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment Nos. 40 & 43.

(26)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment Nos. 40 & 43.

(27)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 20 & 23.

(28)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 8.

(29)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment Nos. 20 & 23.

(30)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment Nos. 40 & 43.

(31)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment Nos. 40 & 43.

(32)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Tax-Sensitive Short Duration Fund is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment Nos. 63 & 66.

(33)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 8.

(34)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment Nos. 18 & 21.

(35)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment Nos. 40 & 43.

(36)	Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment Nos. 40 & 43.

(n)

(1)	Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Strategic Advisers Workplace Investing Funds, dated September 11, 2013, on behalf of Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment Nos. 40 & 43.

(2)	Schedule I, dated September 11, 2013, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Strategic Advisers Workplace Investing Funds, dated September 11, 2013, on behalf of Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment Nos. 40 & 43.

(p)

(1)	The 2017 Code of Ethics, adopted by each fund and Strategic Advisers LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (U.K.) Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1, is incorporated herein by reference to Exhibit (p)(1) of Fidelity Central Investment Portfolios, LLC’s (File No. 811-21667) Amendment No. 44.

(2)	The 2017 Code of Ethics, adopted by FIL Investment Advisors, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund II’s (File No. 033-20773) Post-Effective Amendment No. 72.

(3)	Code of Ethics, dated January 2017, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), Strategic Advisers International Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 363.

(4)	Code of Ethics, adopted by Acadian Asset Management LLC, updated as of January 2016, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment Nos. 54 & 57.

(5)	Code of Ethics, adopted by Alliance Bernstein, updated as of January 2016, pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment Nos. 54 & 57.

(6)	Code of Ethics, dated December 3, 2015, adopted by Aristotle Capital Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment Nos. 52 & 55.

(7)	Code of Ethics, dated September 2017, adopted by Arrowpoint Asset Management, LLC, (currently known as Arrowmark Partners), pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment Nos 68 & 71.

(8)	Code of Ethics, dated April 1, 2017, adopted by Arrowstreet Capital, Limited Partnership pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment Nos. 63 & 66.

(9)	Code of Ethics, dated January 2016, adopted by Brandywine Global Investment Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment Nos. 54 & 57.

(10)	Code of Ethics, dated June 30, 2016, adopted by Causeway Capital Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment Nos. 56 & 59.

(11)	Code of Ethics, Implementation Date: Q2 2017, adopted by ClariVest Asset Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund and Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment Nos. 67 & 70.

(12)	Code of Ethics, dated August 2016, adopted by Fisher Investments, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment Nos. 56 & 59.

(13)	Code of Ethics, dated January 1, 2017, adopted by Invesco Advisers, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 63 & 66.

(14)	Code of Ethics, dated October 10, 2017, adopted by J.P. Morgan Investment Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos 68 & 71.

(15)	Code of Ethics, dated August 9, 2017, adopted by Loomis Sayles & Company, L.P. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, and Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment Nos 68 & 71.

(16)	Code of Ethics, dated November 11, 2016, adopted by LSV Asset Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment Nos. 63 & 66.

(17)	Code of Ethics, dated October 2017, adopted by M&G Investments pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment Nos. 67 & 70.

(18)	Code of Ethics, dated October 31, 2016, adopted by MFS Investment Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers International Fund, and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 63 & 66.

(19)	Code of Ethics, dated January 2016, adopted by Neuberger Berman Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 54 & 57.

(20)	Code of Ethics, dated May 26, 2016, adopted by OppenheimerFunds, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment Nos. 56 & 59.

(21)	Code of Ethics, dated September 1, 2016, adopted by Portolan Capital Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment Nos. 56 & 59.

(22)	Code of Ethics, dated October 5, 2017, adopted by Prudential Investment Management, Inc. (currently known as PGIM) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund and Strategic Advisers Core Income Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment Nos 68 & 71.

(23)	Code of Ethics, adopted by Pyramis Global Advisors, LLC (currently known as FIAM LLC) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), Strategic Advisers International Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 4.

(24)	Code of Ethics, amended June 2017, adopted by Rice Hall James & Associates, LLC (RHJ), pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment Nos. 67 & 70.

(25)	Code of Ethics, adopted by Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment Nos. 42 & 45.

(26)	Code of Ethics, December 2017, adopted by Somerset Capital Management LLP, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (p)(27) of Post-Effective Amendment Nos. 67 & 70.

(27)	Code of Ethics, dated November 2016, adopted by Systematic Financial Management, L.P. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 63 & 66.

(28)	Code of Ethics, dated March 1, 2017, adopted by T. Rowe Price Associates, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Short Duration Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (p)(32) of Post-Effective Amendment Nos. 63 & 66.

(29)	Code of Ethics, dated November 18, 2015, adopted by The Boston Company Asset Management, LLC (currently known as BNY Mellon Asset Management North America Corporation) pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 52 & 55.

(30)	Code of Ethics, dated August 2014, adopted by Thompson, Siegel & Walmsley, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 46 & 49.

(31)	Code of Ethics, dated July 30, 2016, adopted by Victory Capital Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment Nos. 56 & 59.

(32)	Code of Ethics, dated May 1, 2017, adopted by Investment Management Co. LLC (Voya), pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment Nos. 67 & 70.

(33)	Code of Ethics, dated February 22, 2017, adopted by Waddell & Reed Investment Management Company pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, and Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(36) of Post-Effective Amendment Nos. 63 & 66.

(34)	Code of Ethics, dated April 29, 2014, adopted by William Blair & Company, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment Nos. 46 & 49.

Item 29. Trusts Controlled by or Under Common Control with this Trust

The Board of Trustees of the trust is not the same as the board of the other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its adviser. The officers of the Trust are elected separately but are substantially similar to those of the other Fidelity funds. The Trust takes the position that it is not under common control with the other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30. Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisors

(1) STRATEGIC ADVISERS LLC.

Strategic Advisers LLC serves as investment adviser to the funds and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance. The directors and officers of Strategic Advisers have held, during the past two fiscal years, the following positions of a substantial nature.

Suzanne Brennan	Chief Operating Officer of Strategic Advisers LLC

Peter Brian Enyeart	President (2018) and Chief Investment Officer of Strategic Advisers LLC.

Wilfred Chilangwa	Vice President of Strategic Advisers LLC

James Cracraft	Senior Vice President of Strategic Advisers LLC

Barry J. Golden	Vice President of Strategic Advisers LLC.

Brian B. Hogan	President of FMRC; Director of Fidelity SelectCo, LLC, FMR U.K. (2016), and Strategic Advisers LLC (2018).

David Coyne	Director (2018)

Sriram Subramaniam	Director (2018)

Harris G. Komishane	Treasurer of FMR, FMRC, FIMM, Strategic Advisers LLC, SelectCo, LLC (2017), FMR H.K. (2017), and FMR Japan (2017).

Eric C. Green	Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers LLC, FIMM (2016) and SelectCo, LLC (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC. Previously served as Assistant Treasurer of FIAM LLC (2016).

Heidi M. Haska	Vice President of Strategic Advisers LLC

Scott B. Kuldell	Senior Vice President of Strategic Advisers LLC

Robert L. MacDonald	Senior Vice President of Strategic Advisers LLC

Gregory Pappas	Vice President of Strategic Advisers LLC

Peter D. Stahl	Secretary of FDC, FMR LLC, and Strategic Advisers LLC; Assistant Secretary of FMR, FMRC, FRAC, FIMM, and SelectCo.; Previously served as Secretary (2016), Assistant Secretary (2016) of FMR Japan, and Assistant Secretary of FMR U.K. (2016).

John A. Stone	Vice President of Strategic Advisers LLC.

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR Investment Management (U.K.) Limited, FMR Japan, FIMM, FIAM LLC, and SelectCo. Previously served as Chief Compliance Officer of FMR U.K. (2016) and Strategic Advisers LLC (2017).

(2)	FIAM, LLC (FIAM)

The directors and officers of FIAM, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Matthew DePiero	Director and Chief Financial Officer (2018)

Casey M. Condron	Director, Head of FIAM Institutional Sales and Relationship Management

Ian Baker	Senior Vice President

Horace Codjoe	Vice President

Judy A. Marlinski	President and Director of FIAM (2017); Director of Fidelity Distributors Corporation (FDC) (2017)

Kim Daniels	Assistant Treasurer

J. Clay Luby	Treasurer

Jennifer R. Suellentrop	Secretary

Brian C. McLain	Assistant Secretary

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR U.K., FIMM, FIAM LLC, SelectCo, and Strategic Advisers, Inc. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016)

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC; Secretary of FIMM and SelectCo; Chief Legal Officer of FMR H.K., FMR Japan (2016) and FMR U.K. (2016).

Sharon Yau Lecornu	Chief Executive Officer (2016), Executive Director, Director of Investment Services – Asia, and Director.

William Francis Shanley III	Director of FMR Japan (2016) and FMR H.K. (2016).

Christopher J. Seabolt	Director of FMR H.K. (2016) and FMR U.K. (2017).

Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (U.K.) Limited (2016).

Harris G. Komishane	Treasurer of FMR, FMRC, FIMM, Strategic Advisers LLC, SelectCo, LLC (2017), FMR H.K. (2017), and FMR Japan (2017).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR Investment Management (U.K.) Limited, FMR Japan, FIMM, FIAM LLC, and SelectCo, LLC. Previously served as Chief Compliance Officer of FMR U.K. (2016) and Strategic Advisers LLC (2017).

(4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan (2016). Previously served as Chief Investment Officer – Equity of FMR U.K. (2016).

Joseph DeSantis	Director of FMR Japan (2016).

Rieko Hirai	Director of FMR Japan (2016).

Kirk Roland Neureiter	Director of FMR Japan (2016).

William Francis Shanley III	Director of FMR Japan (2016) and FMR H.K. (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC; Secretary of FIMM and SelectCo; Chief Legal Officer of FMR H.K., FMR Japan (2016) and FMR U.K. (2016).

Harris G. Komishane	Treasurer of FMR, FMRC, FIMM, Strategic Advisers LLC, SelectCo, LLC (2017), FMR H.K. (2017), and FMR Japan (2017).

Koichi Iwabuchi	Compliance Officer of FMR Japan (2017).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR Investment Management (U.K.) Limited, FMR Japan, FIMM, FIAM LLC, and SelectCo, LLC. Previously served as Chief Compliance Officer of FMR U.K. (2016) and Strategic Advisers LLC (2017).

Yojiro Sugimoto	Statutory Auditor of FMR Japan (2016).

(5) FMR INVESTMENT MANAGEMENT (U.K.) LIMITED (FMR U.K.)

FMR U.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (U.K.) Limited. Previously served as Director of FMR U.K. (2016) served as President, Chief Executive Officer, Chief Investment Officer-Fixed-Income/U.K., and Managing Director, Research of FMR U.K. (2016).

Brian B. Hogan	President of FMRC; Director of Fidelity SelectCo, LLC, FMR U.K. (2016), and Strategic Advisers LLC (2018).

Markus K. Eichacker	Director of FMR U.K. (2017).

Paula Kienert	Director of FMR U.K. (2016).

Christopher J. Seabolt	Director of FMR H.K. (2016) and FMR U.K. (2017).

Nancy Prior	President (2016) and Director of FIMM; Director of FMR U.K. (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC; Secretary of FIMM and SelectCo; Chief Legal Officer of FMR H.K., FMR Japan (2016) and FMR U.K. (2016).

Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (U.K.) Limited (2016).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR Investment Management (U.K.) Limited, FMR Japan, FIMM, FIAM LLC, and SelectCo. Previously served as Chief Compliance Officer of FMR U.K. (2016) and Strategic Advisers LLC (2017).

Mark Sullivan	Director of FMR Investment Management (U.K.) Limited (2018).

(6) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Rohit Mangla	Chief Compliance Officer of FIA (2017).

Timothy Orchard	Director of FIA (2018).

Elizabeth Hickmott	Assistant Secretary of FIA.

Angel Law	SFC Emergency Contact Person and Compliant Officer of FIA (2016).

Michael Ng	SFC Emergency Contact Person and Compliant Officer of FIA.

Allan Pelvang	Director of FIA. Previously Director of FIJ (2012).

Matthew Heath	Director (2017)

Rosalie Powell	Company Secretary of FIA.

Deborah Speight	Alternate Director to all Directors of FIA.

Neal Turchairo	Director of FIA.

(7) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS. Geode may also provide investment advisory services to other investment advisers. The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Vincent C. Gubitosi	President and Chief Investment Officer.

Jeffrey S. Miller	Chief Operating Officer.

Joseph Ciardi	Chief Compliance Officer.

Sorin Codreanu	Chief Financial Officer and Treasurer.

Matt Nevins	General Counsel.

Caleb Loring, III	Director.

Franklin Corning Kenly	Director.

Arlene Rockefeller	Director.

Eric Roiter	Director.

Jennifer Uhrig	Director.

Philip L. Bullen	Director (2017).

(8)	ACADIAN ASSET MANAGEMENT, LLC

The directors and officers of Acadian Asset Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Theodore Noon	SVP, Director, North American Business Development
Aidan Riordan (OM)	Member Board of Managers
Brendan Bradley	Senior Vice President, Director, Portfolio Management, Member of Board of Managers
Christopher Hadley (OM)	Member Board of Managers
Churchill Franklin	Executive Vice President, Chief Executive Officer, Member of Board of Managers
John Chisholm	Executive Vice President, CIO, Member of Board of Managers
Laurent De Greef	SVP, Director, Global Consultant Relations, Member of Board of Managers
Linda Gibson (OM)	Member Board of Managers
Mark Minichiello	Executive Vice President, Chief Operating Officer, Treasurer, Secretary, Member of Board of Managers
Mauricio Karchmer	Director, Implementation-Trading and Portfolio Construction, Manager
Ronald Frashure	Chairman, Member of Board of Managers
Ross Dowd	Executive Vice President, Global Head of Marketing and Client Service, Member of Board of Managers
Stephen Belgrad (OM)	Member Board of Managers

(10)	ALLIANCEBERNSTEIN L.P.

The directors and officers of AllianceBernstein L.P. have held, during the past two fiscal years, the following positions of a substantial nature.

Anders Malmstrom	Director - AllianceBernstein Corporation and Senior Executive VP and CFO of AXA Financial, Inc.
Barbara Fallon-Walsh	Director - AllianceBernstein Corporation
Daniel G. Kaye	Director - AllianceBernstein Corporation
Denis Duverne	Director – AllianceBernstein Corporation and Chairman of the Board of AXA
James A. Gingrich	Chief Operating Officer
John C. Weisenseel	Chief Financial Officer
Kate Burke	Head of Human Capital and Chief Talent Officer
Laurence E. Cranch	General Counsel
Mark Pearson	Director – AllianceBernstein Corporation and
President and Chief Executive Officer, AXA Financial, Inc.
Ramon de Oliveira	Director - AllianceBernstein Corporation and Managing Director of Investment Audit Practice
Robert P. van Brugge	Chairman and CEO, Sanford C. Bernstein & Co., LLC
Robert Zoellick	Non-Executive Chairman of the Board - AllianceBernstein Corporation
Seth Bernstein	President and Chief Executive Officer and Director - AllianceBernstein Corporation
Paul L. Audet	Director - AllianceBernstein Corporation
Shelley B. Leibowitz	Director - AllianceBernstein Corporation
Das Narayandas	Director - AllianceBernstein Corporation

(11)	ARISTOTLE CAPITAL MANAGEMENT, LLC

The directors and officers of Aristotle Capital, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Gary Lisenbee	Co-CEO and Co-Chief Investment Officer
Howard Gleicher	CEO and Chief Investment Officer
Michelle Gosom	Chief Compliance Officer
Richard S. Hollander	Chairman
Richard Schweitzer	Chief Financial Officer and Chief Risk Officer
Steve Borowski	President

(12)	ARROWPOINT ASSET MANAGEMENT, LLC) (currently known as ARROWMARK PARTNERS)

The directors and officers of Arrowpoint Asset Management, LLC (currently known as Arrowmark Partners), have held, during the past two fiscal years, the following positions of a substantial nature.

Brian Schaub, CFA	Partner, Portfolio Manager
Chad Meade	Partner, Portfolio Manager
Chris Dunne	Managing Director, Investor Relations
David Corkins	Partner, Portfolio Manager
Derek Mullins	Director of Operations
Kaelyn Abrell	Partner, Analyst
Karen Reidy, CFA	Partner, Portfolio Manager
Minyoung Sohn, CFA	Partner, Portfolio Manager
Rick Grove	CCO, COO
Sanjai Bhonsle	Partner, Portfolio Manager

(13)	ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

The directors and officers of Arrowstreet Capital, Limited Partnership have held, during the past two fiscal years, the following positions of a substantial nature.

Albert S. Kyle	Non-Executive Director
Anthony Ryan	Chief Executive Officer, Executive Director
Bruce Clarke	Non-Executive Director
Eric Burnett	Chief Compliance Officer
John Y. Campbell	Executive Director
Nirali Maniar Gandhi	Chief Financial Officer
Peter Rathjens	Chief Investment Officer, Executive Director
Richard Morris	Non-Executive Director
Thomas DeLong	Non-Executive Director
Tuomo Vuolteenaho	Executive Director

(14)	BOSTON PARTNERS GLOBAL INVESTORS, INC (Formerly ROBECO INVESTMENT MANAGEMENT, INC.)

The directors and officers of Robeco Investment Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David Van Hooser	Director
Greg Varner	CFO
Joseph Feeney, CFA	Director, Co-CEO
Mark Donovan, CFA	Director, Co-CEO
Masaaki Kawano	Director
Matt Davis	COO
Paul Wilson	Director
William Butterly, III, Esq.	CCO & General Counsel

(15)	BRANDYWINE GLOBAL INVESTMENT MANAGEMENT LLC

The directors and officers of Brandywine Global Investment Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Ursula Schliessler	Executive Vice President and Chief Administrative Officer
John Kenney	Executive Vice President
Jeffrey Masom	U.S. Sales
Patty Lattin	Executive Vice President
Adam B. Spector	Managing Director
Christopher David Marzullo	General Counsel and Chief Compliance Officer
David Fenno Hoffman	Senior Managing Director and Board Chairman
Henry F. Otto	Senior Managing Director
Mark Paul Glassman	Chief Administrative Officer & Treasurer
Patrick S. Kaser	Managing Director
Paul R. Lesutis	Senior Managing Director
Stephen S. Smith	Senior Managing Director
Steven M. Tonkovich	Senior Managing Director

(16)	CAUSEWAY CAPITAL MANAGEMENT, LLC. (Causeway)

The directors and officers of Causeway have held, during the past two fiscal years, the following positions of a substantial nature.

Dawn M. Vroegop	Independent Manager of Board of Managers of Causeway’s parent holding company
Gracie Varras Fermelia	Chief Operating Officer, member of Board of Managers of Causeway’s parent holding company
Harry William Hartford	President, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company
Kurt J. Decko	Chief Compliance Officer
Sarah Hotchkis Ketterer	Chief Executive Officer, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company
Turner Swan	General Counsel, Secretary

(17)	CLARIVEST ASSET MANAGEMENT LLC

The directors and officers of Clarivest Asset Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Aaron Ochstein	Member
Court James	Member
David J. Pavan	Member

David Raymond Vaughn	Member
J. Cooper Abbott	Member
Jeff A. Jacobson	Chief Financial Officer, Chief Operations Officer
Stacey Ross Nutt	Chief Executive Officer, Chief Investment Officer
Tiffany Ann Ayres	Executive Vice President, General Counsel and Chief Compliance Officer
Todd Nathan Wolter	Member

(18)	FISHER INVESTMENTS, INC.

The directors and officers of Fisher Investments, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Damian Omani	Board of Managers and Chief Executive Officer (CEO)
Jeffery Silk	Vice Chairman of the Board of Managers, Vice Chairman and Co-Chief Investment Officer
Ken Fisher	Chairman of the Board of Managers, Executive Chairman, and Co-Chief Investment Officer (Co-CIO)
Nathan Fisher	Board of Managers, Managing Director of 401(k) Solutions
Steven Triplett	Board of Managers and Chief Operating Officer

(19)	INVESCO ADVISERS, INC. (Invesco)

The directors and officers of Invesco have held, during the past two fiscal years, the following positions of a substantial nature.

Sheri Morris	Vice President
Stephen R. Rimes	Assistant Secretary
Stephen Swanson	Assistant Secretary
Steven T. Mahan	Vice President
Suzanne Christensen	Vice President
Tony Wong	Vice President
Tracy Green	Assistant Vice President
Veronica Castillo	Assistant Secretary
Washington Dender	Vice President
A. George Baumann	Assistant Vice President
Anita Karier	Vice President
Annette Lege	Chief Accounting Officer, CFO and Treasurer
Bernard Langer	Vice President
Beth Zayicek	Vice President
Betsy Warrick	Assistant Vice President
Brian Nelson	Assistant Vice President
Bruce Simmons	Assistant Vice President
Carolyn L. Gibbs	Vice President

Catherine McLagan	Vice President
Chris Devine	Vice President
Clas G. Olsson	Vice President
Clint Harris	Vice President
Colin D. Meadows	Director
Crissie M. Wisdom	Anti-Money Laundering Officer
David Colvin Warren	Senior Vice President
Donna Wilson	Vice President
Duncan Walker	Vice President
Elizabeth Nelson	Assistant Secretary
Eric P. Johnson	Vice President
Erik Esselink	Assistant Vice President
Erik Voss	Vice President
Gary DeMoss	Assistant Vice President
Gary K. Wendler	Senior Vice President
Glen Murphy	Vice President
Gregory Freer	Vice President
Gregory G. McGreevey	Director, President, and Chief Executive Officer
Jeanine Parker	Assistant Vice President
Jeff Everett	Vice President
Jeffrey H. Kupor	Secretary & Senior Vice President
Jennifer Gilmore	Vice President
Joe Portera	Vice President
Joe V. Rodriguez	Vice President
John Anzalone	Vice President
John Galateria	Vice President
John M. Zerr	Senior Vice President
Juliet S. Ellis	Vice President
Kellie K. Veazey	Assistant Vice President
Kevin M. Carome	Director
Laurie Brignac	Vice President
Lee Phegley	Assistant Vice President
Leslie Schmidt	Senior Vice President
Loren M. Starr	Director
M. Kevin Cronin	Senior Vice President
Mario Clemente	Vice President
Mark Blackburn	Assistant Vice President
Mark Gregson	Controller
Mary J. Benson	Vice President
Melanie Ringold	Assistant Secretary
Melissa P. Rogers	Vice President
Michael Kirby	Assistant Vice President
Peter Davidson	Assistant Secretary
Peter Intraligi	Senior Vice President
Peter S. Gallagher	Vice President
Philip A. Taylor	Director
R. Scott Dennis	Senior Vice President
Ray Uy	Assistant Vice President

Richard Rarick	Assistant Vice President
Rob Waldner	Vice President
Robert R. Leveille	Chief Compliance Officer
Robert Rigsby	Senior Vice President
Robson Kuster	Vice President
Ronald L. Ragsdale	Assistant Vice President
Ronald S. Sloan	Vice President
Scott West	Assistant Vice President
Scott Wolle	Vice President

(20)	J.P. MORGAN INVESTMENT MANAGEMENT INC.

The directors and officers of J.P. Morgan Investment Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Camacho, Michael	Director/Global Head of Beta Strategies/Managing Director
Donohue, John T	Director/President/CEO/Managing Director
Dowd, Joy C	Director/Head of Client Services/Managing Director
Egert, Mark A	Chief Compliance Officer/Managing Director
Gatch, George C	Director/Chairman/Managing Director
Harris, William	Director/Managing Director
Laskowitz, Jedediah Isiah M	Director/Co-Head of Global Asset Management Solutions/Managing Director
McClellan, Meg	Director/Treasurer/CFO/Managing Director
Michele, Robert C	Director/CIO and Head of Global Fixed Income, Currency & Commodities/Managing Director
O’Brien, Michael F	Director/Co-Head of Global Asset Management Solutions/Managing Director
Pil, Anton	Director/Global Head of Real Assets/Managing Director
Powell, Andrew	Director/Managing Director/Senior Business Manager
Quinsee, Paul A	Global Head of Equity/Director/Managing Director
Scott E. Richter	Secretary/Managing Director
Unrein, Lawrence M	Director/CIO-Global Head of Private
Equity/Managing Director

(21)	LOOMIS, SAYLES & COMPANY, L.P.

The directors and officers of Loomis, Sayles & Company, L.P have held, during the past two fiscal years, the following positions of a substantial nature.

Daniel J. Fuss, CFA, CIC	Vice Chairman of the Board of Directors, Executive Vice President, Senior Portfolio Manager

David Giunta	Director, CEO of NGAM US Distribution
David Waldman	Executive Vice President, Director, Deputy Chief Investment Officer
Donald P. Ryan	Vice President, Chief Compliance Officer, and Counsel
Estelle Burton	Vice President, Controller
Greg Woodgate	Vice President, Treasurer
Jaehoon Park	Executive Vice President, Director, Chief Investment Officer
Jean Raby	Director and CEO of Natixis Global Asset Management
Jean S. Loewenberg	Executive Vice President, Director, General Counsel
John F. Gallagher, III	Executive Vice President, Director, Director of Sales & Marketing
John F. Russell	Executive Vice President, Director, Head of Human Resources and Senior Counsel
John R. Gidman	Executive Vice President, Director, Chief Operating Officer
Kevin Charleston	Chairman of the Board, President, Director, Chief Executive Officer
Paul Sherba	Executive Vice President, Director, Chief Financial Officer

(22)	LSV ASSET MANAGEMENT

The directors and officers of LSV Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Josef Lakonishok	Chief Executive Officer and Chief Investment Officer
Josh O’Donnell	Chief Legal Officer and Chief Compliance Officer
Kevin Phelan	Chief Operating Officer

(23)	M&G INVESTMENTS

The directors and officers of M&G Investments have held, during the past two fiscal years, the following positions of a substantial nature.

Neil Donnelly	Director
Alexander Jeffrey	Director
Anne Richards	Chair
Simon Pilcher	Director
Gary Cotton	Director
Graham Mason	Director
Grant Speirs	Director
Jonathan Daniels	Director

(24)	MASSACHUSETTS FINANCIAL SERVICES COMPANY (currently known as MFS Investment Management (MFS))

The directors and officers of MFS have held, during the past two fiscal years, the following positions of a substantial nature.

Amrit Birsingh Kanwal	Executive Vice President; Chief Financial Officer
Carol W. Geremia	Executive Vice President
David A. Antonelli	Vice Chairman
Heidi W. Hardin	Executive Vice President General Counsel Secretary
James A. Jessee	Executive Vice President
John M. Corcoran	Senior Vice President; Corporate Controller
Kevin D. Strain	Director
Mark A. Leary	Executive Vice President; Chief Human Resources Officer
Martin J. Wolin	Chief Compliance Officer
Michael William Roberge	Director; President; Chief Executive Officer; President; Chief Investment Officer
Robert James Manning	Director; Chairman of MFS; Chairman of the Board of Directors
Robin Ann Stelmach	Vice Chairman
Scott Chin	Treasurer
Stephen C. Peacher	Director

(25)	NEUBERGER BERMAN Investment Advisers LLC (NBIA)

The directors and officers of NBIA have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Johnson	Director, Managing Director
Anthony Tutrone	President - NB Alternatives Investment Management
Brad E Cetron	Chief Compliance Officer - Head of Compliance and Managing Director
Bradley Tank	Director, President - Fixed Income, CIO- Fixed Income
Brian Kerrane	Head of Mutual Fund Administration and Managing Director
Brian Lord	Chief Compliance Officer - Fixed Income and Senior Vice President
Chamaine Williams	Chief Compliance Officer - Mutual Funds and Senior Vice President
Christina Tsesmelis	Senior Anti-Corruption and AML Officer and Senior Vice President
Corey Issing	General Counsel and Head of Compliance - Mutual Funds, Managing Director
Henry Rosenberg	Chief Compliance Officer - Central Compliance and Senior Vice President
James J Dempsey	Treasurer, Chief Financial Officer and Senior Vice President
Joseph Amato	Director President - Equities, CIO - Equities
Lawrence Kohn	Chief Operating Officer - Equities and Managing Director
Linda Sharaby	Secretary and Senior Vice President

Patrick Deaton	Chief Operating Officer - NB Alternatives Investment Management
Robert Conti	President - Mutual Funds
Robert Eason	Chief Operating Officer - Fixed Income and Managing Director
Yonah Feder	Chief Compliance Officer - Alternatives and Senior Vice President, Assistant Secretary

(26)	OPPENHEIMERFUNDS, INC. (OppenheimerFunds)

The directors and officers of OppenheimerFunds have held, during the past two fiscal years, the following positions of a substantial nature.

Arthur P. Steinmetz	Director & Chairman
Cynthia Lo Bessette	Chief Legal Officer
David M. Pfeffer	Director & CFO
Elizabeth Ward	Director
Krishna K. Memani	President
Kristie Feinberg	Treasurer
M. Timothy Corbett	Director
Mary Ann Picciotto	Chief Compliance Officer
Geoffrey Craddock	Director
Roger W. Crandall	Director

(27)	PORTOLAN CAPITAL MANAGEMENT, LLC

The directors and officers of Portolan Capital Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Christopher Nardone	Chief Compliance Officer, Chief Financial Officer
George McCabe	Owner, Chief Investment Officer
Nancy Bonner	Chief Operating Officer

(28)	PGIM (Formerly PRUDENTIAL INVESTMENT MANAGEMENT, INC.)

The directors and officers of PGIM (Formerly Prudential Investment Management, Inc.) have held, during the past two fiscal years, the following positions of a substantial nature.

Allan A. Weaver	Director, Senior Managing Director & Vice President
Betsy L. Friedman	Vice President, Operations
David A. Hunt	Chairman, Director, President & CEO PGIM
David M. Durning	Senior Managing Director, PGIM Real Estate Finance & Vice President

John M. Ewing	Chief Legal Officer, Secretary, Vice President
Jurgen Muhlhauser	Director, Vice President, and Chief Financial Officer
Karen E. McQuiston	Managing Director, PGIM IAS & Vice President
Eric B. Collinet-Adler	Senior Managing Director, PGIM Real Estate & Vice President
Matthew J. Fitzgerald	Vice President and Chief Compliance Officer
Mike Lillard	Director, Senior Managing Director, Senior Vice President

(29)	RICE HALL JAMES & ASSOCIATES, LLC

The directors and officers of Rice Hall James & Associates, LLC, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Cara Thome	Managing Member, Portfolio Manager
Carl Obeck	Member, CFO
Janine Marquez	CCO
Thao Buuhoan	Managing Member, President & COO
Thomas McDowell	Managing Member, CEO/CIO
Timothy Todaro	Managing Member, Portfolio Manager

(30)	SOMERSET CAPITAL MANAGEMENT, LLP (SOMERSET)

The directors and officers of Somerset have held, during the past two fiscal years, the following positions of a substantial nature.

Dominic Johnson	Chief Executive Officer & Founding Partner
Edward Lam	Partner
Edward Robertson	Founding Partner
Jacob Rees-Mogg	Founding Partner
Mark Asquith	Partner
Robert Diggle	Chief Compliance Officer, Chief Operating Officer & Partner

(31)	SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic)

The directors and officers of Systematic have held, during the past two fiscal years, the following positions of a substantial nature.

Daniel Kevin McCreesh	Chief Investment Officer / Portfolio Manager and Limited Partner
Eoin Middaugh	Limited Partner and Portfolio Manager
Karen Elizabeth Kohler	Chief Operating Officer / Chief Compliance Officer and Limited Partner
Kenneth Burgess	Limited Partner and Portfolio Manager
Ronald Matthew Mushock	Portfolio Manager and Limited Partner

(32)	T. ROWE PRICE ASSOCIATES, INC.

The directors and officers of T. Rowe Price Associates, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David Oestreicher	Chief Legal Officer and Corporate Secretary
Edward Cage Bernard	Director
John Raymond Gilner	Chief Compliance Officer
Kenneth Van Moreland	Chief Financial Officer
William Joseph Stromberg	President/Director

(33)	THE BOSTON COMPANY ASSET MANAGEMENT, LLC (Currently known as BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION)

The directors and officers of The Boston Company Asset Management, LLC (Currently known as BNY Mellon Asset Management North America Corporation) have held, during the past two fiscal years, the following positions of a substantial nature.

Adam B. Joffe	Chief Executive Officer & Chief Operating officer
Daniel J. McCormack	Executive Vice President, Global Head of Distribution

(34)	THOMPSON, SIEGEL & WALMSLEY, LLC

The directors and officers of Thompson, Siegel & Walmsley, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Horace P. Whitworth	Managing Member, Chairman, Chief Executive Officer and Chief Financial Officer
John L. Reifsnider	Managing Member, Managing Director
Lori N. Anderson	Managing Member, Risk Manager, Director of Operations & Interim Chief Compliance Officer
Aidan Riordan	Managing Member, OMAM Representative
Brett P. Hawkins	Chief Investment Officer
Cheryl M. Sherman	Treasurer
Frank Reichel	Managing Member, President

(35)	VICTORY CAPITAL MANAGEMENT INC.

The directors and officers of Victory Capital Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Alan Rappaport	Director, VCH
Alex Binderow	Director, VCH

Colin Kinney	Chief Compliance Officer, VCM
David C. Brown	Chairman, Director, and Chief Executive Officer, VCM, VCH
Guy Minetti	Director, VCH
James Hawkes	Director, VCH
Karin Hirtler-Garvey	Director, VCH
Kelly S. Cliff	President - Investment Franchises, Director, VCM, VCH
Larry Davanzo	Director, VCH
Michael D. Policarpo	Chief Operating Officer, Director, VCM; COO, VCH
Milton Berlinski	Director, VCH
Nina Gupta	Chief Legal Officer and Secretary, Director, VCM; CLO and Secretary, VCH
Richard M. DeMartini	Director, VCH
Robert J. Hurst, Director	Director, VCH
Terence Sullivan	Chief Financial Officer and Treasurer, Director, VCM; CFO and Treasurer, VCH

(36)	VOYA INVESTMENT MANAGEMENT

The directors and officers of Victory Capital Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Amir Sahibzada	Chief Risk Officer, Voya IM
Charlie Shaffer	Head of Institutional Distribution
Christine Hurtsellers, CFA	Chief Executive Officer
Deborah Ann Hammalian	Senior Vice President and CCO
Gerald Lins	Managing Director and General Counsel
Jake Tuzza	Head of Intermediary Distribution
Kevin McMahon	Head of Technology and Operations
Mark Weber	Head of Structured Assets, Loans, and Alternatives
Matthew Toms	CIO Fixed Income & Proprietary Investments and Senior Managing Director
Michael Bell	Chief Financial Officer, Voya IM
Michael Pratt	Head of Human Resources
Mike Pytosh	Chief Investment Officer, Equities
Paul Zemsky	Chief Investment Officer, Multi-Asset Strategies and Solutions
Shaun Mathews	Head of Client Group

(37)	WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The directors and officers of Waddell & Reed Investment Management Company have held, during the past two fiscal years, the following positions of a substantial nature.

Wendy J. Hills	Senior Vice President, General Counsel

Brent K. Bloss	Senior Vice President, Chief Financial Officer, Director, Treasurer
Christopher W. Rackers	Senior Vice President, Chief Human Resource Officer
Daniel G. Scherman	Senior Vice President, Chief Risk Officer
JJ Richie	Vice President, Chief Compliance Officer
John E. Sundeen, Jr.	Executive Vice President, Chief Administrative Officer, Director
Jon W. Baker	Chief Procurement Officer
Kurt A. Sundeen	Senior Vice President, Chief Operations Officer
Philip J. Sanders	Chairman of the Board, Chief Executive Officer, Chief Investment Officer, President, Director
Thomas W. Butch	Senior Vice President, Chief Marketing Officer

(38)	WELLS CAPITAL MANAGEMENT INCORPORATED (WellsCap)

The directors and officers of WellsCap have held, during the past two fiscal years, the following positions of a substantial nature.

Kirk Hartman	WFAM Global Chief Investment Officer
Nicolaas F. Marais	Executive Vice President, Head of Multi-Asset Solutions
Francis Jon Baranko	Chief Equity Officer
Andy Hunt, FIA, CFA	Co-Head of WFAM Global Fixed Income / Head of LDI and Global Credit
Lyle Fitterer, CFA	Co-Head of WFAM Global Fixed Income / Managing Director, Head of Municipal Fixed Income
Karen Norton	Chief Operating Officer
Sallie Squire	Chief Administrative Officer
Siobhan Foy	Chief Compliance Officer
Amru Khan	Executive Vice President, Global Head of Institutional Client Group
Angela Coffman	Chief Financial Officer

(39)	WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC (William Blair)

The directors and officers of William Blair have held, during the past two fiscal years, the following positions of a substantial nature.

Ryan DeVore	Executive Committee Member
Arthur Joseph Simon	General Counsel, Executive Committee Member
Brent Walker Gledhill	Executive Committee Member

Edgar David Coolidge III	Vice Chairman
Jeffrey Alan Urbina	Executive Committee Member
John Carroll Moore	Executive Committee Member
John Roger Ettelson	President, CEO, Executive Committee Member
Jon Walter Zindel	Executive Committee Member, CFO Head of Investment Management, Executive
Stephanie Braming	Committee Member

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)

245 Summer Street

Boston, MA 02210

FMR Co., Inc. (FMRC)

245 Summer Street

Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)

Floor 19, 41 Connaught Road Central

Hong Kong

Fidelity Management & Research (Japan) Limited. (FMR Japan)

245 Summer Street

Boston, MA 02210

FMR Investment Management & Research (U.K.) Limited. (FMR U.K.)

245 Summer Street

Boston, MA 02210

Fidelity Research & Analysis Company (FRAC)

245 Summer Street

Boston, MA 02210

Fidelity Investments Money Management, Inc. (FIMM)

245 Summer Street

Boston, MA 02210

FIL Investment Advisors (FIA)

Pembroke Hall

42 Crow Lane

Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))

Oakhill House,

130 Tonbridge Road,

Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)

Tri Seven Roppongi

7-7-7 Roppongi, Minato-ku,

Tokyo, Japan 106-0032

Strategic Advisers LLC.

245 Summer Street

Boston, MA 02210

FMR LLC

245 Summer Street

Boston, MA 02210

Fidelity Distributors Corporation (FDC)

900 Salem Street

Smithfield, RI 02917

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard, Suite 1700,

Los Angeles, CA 90025

ArrowMark Partners

100 Fillmore Street, Suite 325

Denver, Colorado 80206

Arrowstreet Capital, LP

200 Clarendon Street, 30th Floor

Boston, Massachusetts 02116

Boston Partners Global Investors, Inc.

909 Third Avenue, 32nd Floor

New York, NY 10022

Brandywine Global Investment Management LLC

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Causeway Capital Management, Inc. (Causeway)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

ClariVest Asset Management LLC

3611 Valley Centre Drive, Suite 100

San Diego, CA 92130

FIAM, LLC

900 Salem Street

Smithfield, RI 02917

Fisher Investments, Inc.

5525 NW Fisher Creek Drive

Camas, Washington 98607

Geode Capital Management, LLC (Geode)

One Post Office Square, 20th Floor

Boston, MA 02109

Invesco Advisers Inc. (Invesco)

1555 Peachtree, N.E.

Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts, 02111

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, IL 60606

M&G Investments

Laurence Pountney Hill

London EC4R OHH

Massachusetts Financial Services, Inc. (MFS)

111 Huntington Avenue

Boston, Massachusetts, 02199

Neuberger Berman Management LLC

605 Third Avenue

New York, NY 10158

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, NY 10281

Portolan Capital Management, LLC

Two International Place, 26th Floor

Boston, Massachusetts 02110

PGIM, Inc.

655 Broad Street

Newark, NJ 07102

Rice Hall James & Associates LLC

600 West Broadway Suite 1000

San Diego, CA 92101-3383

Fidelity SelectCo, LLC (SelectCo)

6501 S. Fiddler’s Green Circle Ste 300 – 600

Suite 600

Greenwood Village, CO 80111

Somerset Capital Management LLP

Manning House, 22 Carlisle Place

London SW1P 1JA

United Kingdom

Systematic Financial Management, L.P. (Systematic)

300 Frank W. Burr Blvd., 7th Floor

Teaneck, NJ 07666

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

The Boston Company Asset Management, LLC

One Boston Place

Boston, Massachusetts 02108

Thompson, Siegel & Walmsley, LLC

6641 West Broad Street, Suite 600

Richmond, Virginia 23230

Victory Capital Management Inc.

4900 Tiedeman Road 4th Floor

Brooklyn, OH 44144

Voya Investment Management Co. LLC

230 Park Avenue

New York, NY 10169

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P.O. Box 29217

Overland Park, KS 66201

Wells Capital Management Incorporated

525 Market Street, 10th Floor

San Francisco, CA 94105

William Blair & Company, LLC

150 North Riverside Plaza

Chicago, IL 60606

Item 32.	Principal Underwriters

(a)	Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
Judy A. Marlinski	President (2017)	None
Robert F. Bachman	Executive Vice President	None
Eric C. Green	Assistant Treasurer (2016)	None
Natalie Kavanaugh	Chief Legal Officer	None
Jason J. Linde	Chief Compliance Officer (2016)	None
Michael Lyons	Chief Financial Officer	None
Brian C. McLain	Assistant Secretary	None
Judy A. Marlinski	Director	None
Timothy Mulcahy	Director (2017)	None
Carlos A. PiSierra	Director	None
Michael Kearney	Treasurer (2017)	None
Peter D. Stahl	Secretary	None

*	900 Salem Street, Smithfield, RI

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Strategic Advisers LLC and Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, The Bank of New York Mellon, 1 Wall Street, New York, NY and State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Core Fund, Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Growth Fund, Strategic Advisers Growth Fund Multi-Manager Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund), Strategic Advisers International Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager, Fund in connection with repurchase agreement transactions.

Item 34.	Management Services

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment Nos. 71 and 74 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 13th day of July 2018.

Fidelity Rutland Square Trust II

By	/s/Adrien E. Deberghes
Adrien E. Deberghes, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/ Adrien E. Deberghes Adrien E. Deberghes		President and Treasurer (Principal Executive Officer)	July 13, 2018

/s/ Howard J. Galligan III Howard J. Galligan III		Chief Financial Officer (Principal Financial Officer)	July 13, 2018

/s/ Peter C. Aldrich Peter C. Aldrich	*	Trustee	July 13, 2018

/s/ Ralph F. Cox Ralph F. Cox	*	Trustee	July 13, 2018

/s/ Mary C. Farrell Mary C. Farrell	*	Trustee	July 13, 2018

/s/ Brian B. Hogan Brian B. Hogan		Trustee	July 13, 2018

/s/ Karen Kaplan Karen Kaplan	*	Trustee	July 13, 2018

/s/ Robert A. Lawrence Robert A. Lawrence	*	Trustee	July 13, 2018

/s/ Heidi L. Steiger Heidi L. Steiger	*	Trustee	July 13, 2018

* By:	/s/ Megan C. Johnson
Megan C. Johnson, attorney in fact

POWER OF ATTORNEY

We, the undersigned Trustees of Fidelity Rutland Square Trust II (the “Trust”), pursuant to the authority granted to the Trust’s Board of Trustees in Section 4.01(l) of Article IV of the Trust’s Trust Instrument dated March 8, 2006, hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 6, 2017.

WITNESS our hands on this sixth day of December, 2017.

/s/ Peter C. Aldrich	/s/ Mary C. Farrell
Peter C. Aldrich	Mary C. Farrell

/s/ Ralph F. Cox	/s/ Robert A. Lawrence
Ralph F. Cox	Robert A. Lawrence

/s/ Karen Kaplan	/s/ Heidi L. Steiger
Karen Kaplan	Heidi L. Steiger